Financial risk management (Details 5)	12 Months Ended
Jun. 30, 2020
Statement Line Items [Line Items]
Description	Receivables from sales of farms
Evaluation method	Discounted cash flow
Significant non-observable inputs	Premium (or Basis)
Variation of non-observable inputs	(0.18) - 0.02 USD/bu
Sensitivity of inputs to fair value	The increase or decrease of 0.20 USD/bu in the premium (or basis) paid for the soybean would result in an impact of R$7,061. An increase or decrease of 2,4% in the receivables from the farm.
Level 3 [Member]
Statement Line Items [Line Items]
Description	Payables due to acquisition of Serra Grande Farm
Evaluation method	Discounted cash flow
Significant non-observable inputs	Premium (or Basis)
Variation of non-observable inputs	(0.38) -0.02 USD/bu
Sensitivity of inputs to fair value	The increase or decrease of 0.20 USD/bu in the premium (or basis) paid for the soybean would result in an impact of R$380.185. An increase or decrease of 2.7% in payables for the farm.